SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2005 (August 4, 2005)

THOMAS PROPERTIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)

(Registrant’s telephone number, including area code)

213-613-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends the report on Form 8-K of Thomas Properties Group, Inc. (the “Company”), filed August 5, 2005, to include the financial statement and pro forma financial information for the Registrant’s completed acquisition of four properties on August 4, 2005 (the “HCP Properties”) in accordance with Rule 3-14 and Article 11 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma financial information relating to the HCP Properties:

a)	Financial statement of business acquired

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenues and Certain Expenses for the six months ended June 30, 2005 (unaudited) and the year ended December 31, 2004

Notes to Combined Statements of Revenues and Certain Expenses

b)	Unaudited pro forma financial information

Pro forma condensed consolidated balance sheet of Thomas Properties Group, Inc. as of June 30, 2005

Pro forma condensed consolidated statement of operations of Thomas Properties Group, Inc. for the six months ended June 30, 2005

Pro forma condensed consolidated statement of operations of Thomas Properties Group, Inc. for the year ended December 31, 2004

Notes to pro forma condensed consolidated financial statements of Thomas Properties Group, Inc.

c)	Exhibits

None

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

Thomas Properties Group, Inc.:

We have audited the accompanying combined statement of revenues and certain expenses of the HCP Properties for the year ended December 31, 2004. This financial statement is the responsibility of the HCP Properties’ management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. The HCP Properties are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the HCP Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit of the statement of revenues and certain expenses provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the combined statement of revenues and certain expenses. It is not intended to be a complete presentation of the HCP Properties’ combined revenues and expenses.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the HCP Properties for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California

October 14, 2005

THE HCP PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(In thousands)

	For the six months ended June 30, 2005	For the year ended December 31, 2004
	(unaudited)
Revenues:
Rental	$20,019	$40,313
Tenant reimbursements	1,091	1,928
Other	1,686	4,116

Total revenues	22,796	46,357

Certain expenses:
Rental property operating and maintenance	7,579	15,556
Real estate taxes	3,601	6,897

Total certain expenses	11,180	22,453

Revenues in excess of certain expenses	$11,616	$23,904

See accompanying notes to combined statements of revenues and certain expenses.

THE HCP PROPERTIES

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED) AND

THE YEAR ENDED DECEMBER 31, 2004

(Tabular amounts in thousands)

1. Basis of Presentation

The accompanying combined statements of revenues and certain expenses relate to the combined operations of the following four office properties, collectively the HCP Properties, located in Houston, Texas:

•	San Felipe Plaza

•	2500 City West

•	Brookhollow Central I, II and III

•	Intercontinental Center

On August 4, 2005, TPG/CalSTRS, LLC, a joint venture between Thomas Properties Group, L.P. (an entity in which Thomas Properties Group, Inc. is the general partner) and the California State Teachers’ Retirement System, completed the acquisition of the HCP Properties from affiliates of Equity Office Properties Trust for $280,500,000.

The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the HCP Properties for the six months ended June 30, 2005 and the year ended December 31, 2004 due to the exclusion of certain expenses, including depreciation and amortization expense and interest expense, which may not be comparable to the future operations of the HCP Properties.

2. Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases.

Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred. Lease termination fees of $103,000 and $763,000 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively, which are included in other income in the accompanying combined statements of revenues and certain expenses, are recognized when the leases are canceled and the landlord has no continuing obligation to provide services to such former tenants.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the combined statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Unaudited Interim Information

The combined statement of revenues and certain expenses for the six months ended June 30, 2005 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

THE HCP PROPERTIES

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED) AND

THE YEAR ENDED DECEMBER 31, 2004

(Tabular amounts in thousands)

3. Minimum Future Lease Rentals

The HCP Properties are subject to various lease agreements with tenants. As of December 31, 2004, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter, on a cash basis, are as follows:

Year ending December 31:
2005	$38,376
2006	35,102
2007	24,488
2008	18,510
2009	12,786
Thereafter	31,112

$160,374

The leases also generally require reimbursement by the tenants of their proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

4. Related Party Transactions

Property management services were provided by an affiliated entity of the former owners and operators of the HCP Properties. Management fees are equal to the greater of 3.5% of monthly gross operating receipts or $2,500 monthly.

Management fees of $796,000 and $1,608,000 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively, are included in rental property operating and maintenance expense in the accompanying combined statements of revenues and certain expenses.

Property insurance of $626,000 and $1,257,000 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively, was charged by an affiliated entity of the former owners and operators of the HCP Properties for obtaining insurance coverage under a master insurance policy. Such amounts are included in rental property operating and maintenance expense in the accompanying combined statements of revenues and certain expenses.

5. Commitments and Contingencies

The HCP Properties are subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims would not have a material impact on the HCP Properties’ revenues and certain expenses.

In connection with the ownership and operation of the real estate project, the HCP Properties may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials. The HCP Properties have not been notified by any governmental authority of any non-compliance, liability or other claim in connection with any of the properties, and the HCP Properties are not aware of any other environmental condition with respect to any of the properties that management believes will have a material adverse effect on the HCP Properties’ revenues and certain expenses.

THOMAS PROPERTIES GROUP, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements of Thomas Properties Group, Inc. (the “Company”) as of June 30, 2005 and for the six months ended June 30, 2005 and the year ended December 31, 2004 are presented as if the purchase of the HCP Properties and related financing transaction occurred on June 30, 2005 for the pro forma condensed consolidated balance sheet and on the first day of the period presented for the pro forma condensed consolidated statements of operations. Additionally, the pro forma condensed consolidated statement of operations for the year ended December 31, 2004 is presented as if the acquisition of a third party interest in One Commerce Square, acquisition of interests in unconsolidated subsidiaries, and the effects of our initial public offering (the “Offering”), which was completed on October 13, 2004, and related formation transactions, had all occurred as of January 1, 2004. Further, the Company acquired an interest in four properties, referred to as the MCP Properties, on March 4, 2005. This acquisition is presented as of the actual acquisition date for the pro forma condensed consolidated balance sheet and as if the acquisition occurred on the first day of the period presented for the pro forma condensed consolidated statements of operations.

The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements of the Company and the combined historical financial statements of the Thomas Properties Group Predecessor (the “Predecessor”), including the notes thereto, that were filed as part of the Company’s annual report on Form 10-K for the year ended December 31, 2004 and our quarterly report on Form 10-Q for the quarter ended June 30, 2005, and the separate historical consolidated financial statements of TPG/CalSTRS, LLC, including the notes thereto, that were filed as part of the Company’s annual report on Form 10-K for the year ended December 31, 2004.

The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the purchase of the HCP Properties and related financing transaction, the acquisition of a third party interest in One Commerce Square, the acquisition of interests in unconsolidated subsidiaries, the effects of our Offering and related formation transactions, and the acquisition of the MCP Properties had all occurred by June 30, 2005, or on the first day of the periods presented; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

THOMAS PROPERTIES GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2005

(Unaudited)

(In thousands)

	Company Historical	Acquisition of the HCP Properties	Company Pro Forma
	(A)	(B)
ASSETS
Investments in real estate	$280,901	$—	$280,901
Investments in unconsolidated real estate entities	33,738	15,300	49,038
Cash and cash equivalents, including restricted cash	61,709	(15,300)	46,409
Rents, deferred rents and other receivables, net	28,509	—	28,509
Deferred leasing and loan costs, net	15,452	—	15,452
Deferred tax asset	36,259	—	36,259
Other assets, net	7,957	—	7,957

Total assets	$464,525	$—	$464,525

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans	$203,084	$—	$203,084
Other secured loans	50,597	—	50,597
Accounts payable and other liabilities, net	14,634	—	14,634

Total liabilities	268,315	—	268,315

Total minority interests	86,571	—	86,571

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—	—
Common stock	143	—	143
Limited voting stock	167	—	167
Additional paid-in capital	106,714	—	106,714
Retained earnings and dividends	2,990	—	2,990
Unearned compensation, net	(375)	—	(375)

Total stockholders’ equity	109,639	—	109,639

Total liabilities and stockholders’ equity	$464,525	$—	$464,525

See accompanying notes to pro forma condensed consolidated financial statements

THOMAS PROPERTIES GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2005

(Unaudited)

(In thousands, except share and per share data)

	Company Historical	Acquisition of the MCP Properties	Acquisition of the HCP Properties	Other Pro Forma Adjustments		Company Pro Forma
	(C)	(F)	(G)
Revenues:
Rental	$16,553	$—	$—	$—		$16,553
Tenant reimbursements	9,582	—	—	—		9,582
Parking and other	2,396	—	—	—		2,396
Investment advisory, management, leasing and development services	2,453	—	—	—		2,453
Investment advisory, management, leasing, and development services—unconsolidated real estate entities	3,237	132	2,009	—		5,378

Total revenues	34,221	132	2,009	—		36,362

Expenses:
Rental property operating and maintenance	7,644	—	—	—		7,644
Real estate taxes	2,892	—	—	—		2,892
Investment advisory, management, leasing and development services	3,790	—	—	—		3,790
Rent—unconsolidated real estate entities	117	—	—	—		117
Interest	11,253	—	—	—		11,253
Depreciation and amortization	6,427	—	—	—		6,427
General and administrative	5,065	—	—	—		5,065

Total expenses	37,188	—	—	—		37,188

(Loss) income before gain on purchase of other secured loan, interest income, equity in net loss of unconsolidated real estate entities, and minority interests	(2,967)	132	2,009	—		(826)
Gain on purchase of other secured loan	25,776	—	—	—		25,776
Interest income	721	—	—	—		721
Equity in net loss of unconsolidated real estate entities	(3,738)	(853)	(3,774)	—		(8,365)
Minority interests	(10,623)	—	—	1,336	(J)	(9,287)

Income (loss) before provision for income taxes	9,169	(721)	(1,765)	1,336		8,019
(Provision) benefit for income taxes	(3,879)	—	—	460	(K)	(3,419)

Net income (loss)	$5,290	$(721)	$(1,765)	$1,796		$4,600

Pro forma earnings per share – basic						$0.32
Pro forma earnings per share – diluted						$0.32
Pro forma weighted average common shares outstanding—basic						14,295,339
Pro forma weighted average common shares outstanding—diluted						14,301,151

See accompanying notes to pro forma condensed consolidated financial statements

THOMAS PROPERTIES GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

(Unaudited)

(In thousands, except share and per share data)

	Company and the Predecessor Historical	Acquisition of Third Party Interests in One Commerce Square	Acquisition of Interest in Unconsolidated Subsidiaries	Acquisition of the MCP Properties	Acquisition of the HCP Properties	Other Pro Forma Adjustments		Company Pro Forma
	(C)	(D)	(E)	(F)	(G)
Revenues:
Rental	$27,967	$5,142	$—	$—	$—	$—		$33,109
Tenant reimbursements	14,585	3,507	—	—	—	—		18,092
Parking and other	3,008	727	—	—	—	—		3,735
Investment advisory, management, leasing and development services	6,516	—	(52)	—	—	—		6,271
			(193)
Investment advisory, management, leasing, and development services—uncombined/unconsolidated real estate entities	5,463	(296)	(642)	1,455	2,967	—		9,140
			193

Total revenues	57,539	9,080	(694)	1,455	2,967	—		70,347

Expenses:
Rental property operating and maintenance	11,363	3,078	—	—	—	—		14,441
Real estate taxes	5,036	1,139	—	—	—	—		6,175
Investment advisory, management, leasing and development services	10,709	(140)	—	—	—	—		10,569
Rent—uncombined/unconsolidated real estate entities	265	(49)	(16)	—	—	—		200
Interest	24,306	3,062	—	—	—	—		27,368
Depreciation and amortization	8,820	2,089	—	—	—	162	(H)	11,071
General and administrative	1,715	—	—	—	—	196	(I)	1,911

Total expenses	62,214	9,179	(16)	—	—	358		71,735

(Loss) income before gain on sale of real estate, interest income, equity in net (loss) income of uncombined/unconsolidated real estate entities, and minority interests	(4,675)	(99)	(678)	1,455	2,967	(358)		(1,388)
Interest income	296	—	—	—	—	—		296
Gain on sale of real estate	975	—	—	—	—	—		975
Equity in net (loss) income of uncombined/unconsolidated real estate entities	(2,087)	(157)	919	(5,119)	(7,376)	—		(13,820)
Minority interests	(486)	1,614	—	—	—	6,363	(J)	7,491

(Loss) income before benefit for income taxes	(5,977)	1,358	241	(3,664)	(4,409)	6,005		(6,446)
Benefit for income taxes	390	—	—	—	—	2,188	(K)	2,578

Net (loss) income	$(5,587)	$1,358	$241	$(3,664)	$(4,409)	$8,193		$(3,868)

Pro forma loss per share – basic and diluted								$(0.27)
Pro forma weighted average common shares outstanding - basic and diluted								14,290,097

See accompanying notes to pro forma condensed consolidated financial statements

THOMAS PROPERTIES GROUP, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

The adjustments to the pro forma condensed consolidated financial statements as of June 30, 2005, the six months ended June 30, 2005 and the year ended December 30, 2004 are as follows:

(A)	Derived from the Company’s historical condensed consolidated balance sheet as of June 30, 2005.

(B)	Reflects the acquisition of the HCP Properties and related financing transaction. On August 4, 2005, TPG/CalSTRS, LLC, a joint venture between the Company and the California State Teachers’ Retirement System (CalSTRS), completed the acquisition of the HCP Properties. The purchase price of the properties was $280.5 million and the acquisition and closing costs were $5.1 million. The purchase and closing costs were funded with $224.5 million of first mortgage financing proceeds and $61.1 million of equity provided by the joint venture, of which we provided $15.3 million and CalSTRS provided $45.8 million.

(C)	Derived from the Company’s historical condensed consolidated statement of operations for the six months ended June 30, 2005 and the Company and Predecessor historical condensed consolidated and combined statements of operations for the year ended December 31, 2004.

The Company owns 46.3% of Thomas Properties Group, L.P. (the “Operating Partnership”) and has control over major decisions of the Operating Partnership. Accordingly, we consolidate the revenues and expenses of the Operating Partnership. See note (J) for the pro forma adjustment to allocate 53.7% of the net loss of the Operating Partnership to the limited partners of the Operating Partnership.

(D)	Reflects the acquisition of equity interests in One Commerce Square owned by a third party, and the resulting combination of One Commerce Square beginning June 1, 2004. Through May 31, 2004, the Predecessor used the equity method to account for its investment in One Commerce Square since the Predecessor had significant influence, but not control, over major decisions, including selling and refinancing this property. However, based on the terms of the purchase agreement, effective June 1, 2004, One Commerce Square was considered a variable interest entity and is consolidated. Upon purchase of the preferred equity interests at the completion of the Offering, we owned 89% of One Commerce Square. Entities affiliated with the Company retained an 11% ownership interest. The purchase method of accounting is used to reflect the acquisition of the redeemable preferred equity interests in One Commerce Square by the Company.

(E)	Reflects acquisition of interests in unconsolidated subsidiaries as though it had occurred at the beginning of the period. The Company used the equity method to account for its 5% investment in the TPG/CalSTRS, LLC joint venture since the Company did not have control over major decisions, including selling and refinancing the property. With the purchase of an additional interest in the joint venture at the completion of the Offering, we increased our ownership interest in the TPG/CalSTRS, LLC joint venture from 5% to 25% and have an indirect ownership interest of 21.3% in City National Plaza. In addition, the Company purchased a 25% interest in Reflections I and II, which we hold through our joint venture with CalSTRS.

(F)	Reflects the acquisition of the MCP Properties and related financing transaction, which occurred on March 4, 2005, as though it had occurred at the beginning of the period.

(G)	Reflects the acquisition of the HCP Properties and related financing transaction, as though it had occurred at the beginning of the period.

(H)	Increase in depreciation of buildings and improvements related to purchase accounting adjustments to investments in real estate resulting from acquisition of minority owners’ interests in the Predecessor at the completion of the Offering.

(I)	Restricted stock awards issued at the completion of the Offering that have a two to three-year vesting period.

(J)	Allocation of minority interest in net loss of the Operating Partnership as a result of issuing limited partnership units in the Operating Partnership to certain former owners of the Predecessor.

(K)	Pro forma income tax provision/benefit (based on statutory tax rate of 40%) on our pro forma pretax income/loss.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ Diana M. Laing
Diana M. Laing
Chief Financial Officer and Secretary

October 17, 2005